Exhibit 99.1


                   CERTIFICATIONS PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


   In connection with the Quarterly Report of Integrated Defense Technologies, Inc. (the "Company") on Form 10-Q for the period ending March 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Thomas J. Keenan, Chief Executive Officer of the Company, and John W. Wilhoite, Vice President of Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section
       13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2003                   /s/ Thomas J. Keenan
                                     ---------------------------------
                                     Thomas J. Keenan
                                     Chief Executive Officer

Date: May 12, 2003                   /s/ John W. Wilhoite
                                     ---------------------------------
                                     John W. Wilhoite
                                     Vice President of Finance and
                                     Chief Financial Officer